EXHIBIT 10.63

                    AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

     This is an Amendment No. 2, dated July 19, 1999 (the "Amendment No. 2"), to an Employment Agreement dated January 22, 1997 (the "Employment Agreement"), between Plasma-Therm, Inc., a Florida corporation (the "Company"), and Ronald S. Deferrari (the "Employee").

                                   BACKGROUND

     WHEREAS, the Employee is currently employed by the Company pursuant to the terms of the Employment Agreement and subsequent amendment dated October 1, 1998 ("Amendment No. 1"); and

     WHEREAS, the parties wish to amend the Employment Agreement to reflect changes in section 2 and to amend Amendment No. 1 to reflect changes in section 4.2.

     NOW, THEREFORE, the parties hereto intending to be legally bound hereby, and in consideration of the mutual covenants herein contained, agree as follows:

                                      TERMS

     1. The foregoing recitals are true and correct and incorporated herein by reference. Any capitalized terms used but not defined herein shall have the same meaning ascribed to them in the Employment Agreement.

     2. The Employment Agreement is hereby amended by revising the first sentence of section 2 to read as follows:

          The term of this Agreement shall be for a period of four (4) years commencing on the 22nd day of January, 1997, and terminating on the 21st day of January, 2001 (the "Term").

     3. Amendment No. 1 is hereby amended by revising section 4.2 to read in its entirety as follows:

          4.2 A commission plan of one-half of one percent (.5%) on all system, spare parts and labor sales, to be paid quarterly, effective June 1, 1999, and having a maximum annual amount of $250,000.

     4. Except as specifically set forth above, the Employment Agreement and Amendment No. 1 shall remain in full force and effect.

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     5. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one document.

     6. This Amendment No. 2 contains the final, complete, and exclusive expression of the parties' understanding and agreement concerning the matters contemplated herein and supersedes any prior or contemporaneous agreement of representation, oral or written, among them.

     7. This instrument shall be binding upon, and shall inure to the benefit of, each of the parties' respective personal representatives, heirs, successors, and assigns.

     8. This instrument shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 on the day and year first written above.

                                   PLASMA-THERM, INC.

                                   /s/ RONALD H. DEFERRARI
                                   -----------------------
                                   Ronald H. Deferrari, Chairman of the Board

                                   /s/ ANASTASIOS S. GIANOPLUS
                                   ---------------------------
                                   Anastasios S. Gianoplus

                                   /s/ LUBEK JASTRZEBSKI
                                   ---------------------
                                   Lubek Jastrzebski

                                   /s/ RICHARD T. HEGLIN
                                   ---------------------
                                   Richard T. Heglin

                                   CONSTITUTING ALL OF THE
                                   MEMBERS OF THE BOARD OF
                                   DIRECTORS

                                   Employee

                                   /s/ RONALD S. DEFERRARI
                                   -----------------------
                                   Ronald S. Deferrari

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